Prospectus Supplement -- July 13, 2004*
    AXP(R) Variable Portfolio - New Dimensions Fund(R) (Oct. 30, 2003)

Gordon Fines, Vice President and Senior Portfolio Manager of American Express Financial Corporation ("AEFC") and leader of AEFC's Growth Spectrum Team, which is responsible for the management of the Fund, is taking a medical leave of absence from AEFC. AEFC expects that Mr. Fines will resume his responsibilities within 90 days. William F. "Ted" Truscott, Senior Vice President and Chief Investment Officer of AEFC, will lead the Growth Spectrum Team that will manage the Fund until Mr. Fines' return. Duncan J. Evered, who also manages the AXP Equity Select Fund, and Paul Rokosz, who also manages the AXP Strategy Aggressive Fund, will work closely with Mr. Truscott on the day-to-day management of the Fund. Both Messrs. Evered and Rokosz are currently members of the Growth Spectrum Team and have played an important role in building the staff of analysts that supports the Growth Spectrum Team's investment process. The respective biographies of Messrs. Truscott, Evered and Rokosz appear below.

William F. Truscott, Senior Vice President and Chief Investment Officer

o    Joined AEFC in 2001.

o Chief Investment Officer, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 2000 to 2001; Head of Equity Research, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 1996 to 2001.

o    Began investment career in 1983.

o    MBA, New York University.

Duncan J. Evered, Portfolio Manager

o    Joined AEFC in 1994.

o    Began investment career in 1984.

o    MBA, Stanford School of Business.

Paul Rokosz, CFA, Portfolio Manager

o    Joined AEFC in 1998.

o    Senior Analyst, Putnam Investments, from 1996 to 1998.

o    Began investment career in 1986.

o    MBA, University of Chicago Graduate School of Business.



S-6466-47 A (7/04)
Valid until next update
*Destroy Oct. 29, 2004